Scudder
Global
Fund

Semiannual Report
December 31, 1997

Pure No-Load(TM) Funds


For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of global equity securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                               Scudder Global Fund

--------------------------------------------------------------------------------
Date of Inception: 7/23/86   Total Net Assets as of        Ticker Symbol:  SCOBX
                             12/31/97: $1.56 billion
--------------------------------------------------------------------------------

o While for the six-month period ended December 31, 1997, Scudder Global Fund returned just 0.28%, for the 12 months it produced a total return of 17.24%, compared to the 15.75% return of the Fund's benchmark, the unmanaged Morgan Stanley Capital International World Index.

o Despite substantial 12-month gains in U.S. and European markets, the favorable investment environment changed in the second half of 1997, triggered primarily by the economic crisis in Asia.

o The Fund introduced a new investment theme ("Secure Streams of Income") and made minor reallocations between existing themes during the 12 months, to respond to the Asian crisis and focus on the more favorable international and domestic markets.



                                Table of Contents

   3  Letter from the Fund's Chairman    20  Notes to Financial Statements
   4  Performance Update                 24  Report of Independent Accountants
   5  Portfolio Summary                  25  Tax Information
   6  Portfolio Management Discussion    26  Shareholder Meeting Results
   9  Glossary of Investment Terms       28  Officers and Directors
  10  Investment Portfolio               29  Investment Products and Services
  16  Financial Statements               30  Scudder Solutions
  19  Financial Highlights


                             2 - Scudder Global Fund

                           Letter from the Fund's Chairman

Dear Shareholders,

     The favorable investment environment of the first half of 1997 changed during the second half of the year, with the investment community speculating on the potential impact of Asia's economic woes on the global markets. Scudder Global Fund remained focused on the European and U.S. markets, and provided a positive return for the six-month period ended December 31, 1997, despite the slowing of world markets. With a cautious eye on the events unfolding in Asia, the Fund's management team remains committed to selecting investment themes that draw upon the most attractive regions of the world. A complete discussion of the investment environment and your Fund's activities begins on page 6.

     As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and broaden our resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund, one of Scudder's Choice Series funds. The Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Global Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Internet Web site at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Global Fund


                            3 - Scudder Global Fund

PERFORMANCE UPDATE as of December 31, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                       Total Return
Period     Growth     --------------
Ended        of                Average
12/31/97   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER GLOBAL FUND
---------------------------------------
1 Year    $ 11,724      17.24%   17.24%
5 Year    $ 20,169     101.69%   15.06%
10 Year   $ 37,841     278.41%   14.23%
---------------------------------------
MSCI WORLD INDEX
---------------------------------------
1 Year    $ 11,575      15.75%   15.75%
5 Year    $ 20,409     104.09%   15.33%
10 Year   $ 27,293     172.93%   10.55%
---------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER GLOBAL FUND
Year                Amount
---------------------------
'87                 $10,000
'88                 $11,919
'89                 $16,378
'90                 $15,329
'91                 $17,946
'92                 $18,762
'93                 $24,597
'94                 $23,564
'95                 $28,401
'96                 $32,276
'97                 $37,841

MSCI WORLD INDEX
Year                Amount
---------------------------
'87                 $10,000
'88                 $12,326
'89                 $14,375
'90                 $11,929
'91                 $14,110
'92                 $13,373
'93                 $16,383
'94                 $17,213
'95                 $20,777
'96                 $23,579
'97                 $27,293

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 14.74   $ 19.48  $ 17.06  $ 18.96  $ 19.32  $ 24.80  $ 23.33  $ 27.01  $ 28.80  $ 28.28
INCOME
DISTRIBUTIONS.....   $   .14   $   .20  $   .37  $   .31  $   .16  $   .24  $   .11  $   .25  $   .28  $   .88
CAPITAL GAINS
DISTRIBUTIONS.....   $   .08   $   .55  $   .83  $   .66  $   .34  $   .26  $   .34  $   .84  $  1.53  $  4.58
FUND TOTAL
RETURN (%)........     19.19     37.41    -6.40    17.07     4.54    31.10    -4.20    20.53    13.65    17.24
INDEX TOTAL
RETURN (%)........     23.29     16.61   -17.02    18.28    -5.23    22.50     5.08    20.72    13.48    15.75

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses in 1988, the average annual and cumulative total returns for the ten year period would have been lower.


                             4 - Scudder Global Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(EXCLUDES CASH EQUIVALENTS AND BONDS)
---------------------------------------------------------------------------
Europe                             50%
United States                      25%
Japan                               8%
Pacific Basin                       5%
Latin America                       4%
Other                               8%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio remained overweighted
in Europe and reduced its weighting
in Asia.

--------------------------------------------------------------------------
SECTOR
(EXCLUDES CASH EQUIVALENTS AND BONDS)
--------------------------------------------------------------------------
Financial                          25%
Manufacturing                      20%
Utilities                           9%
Technology                          8%
Health                              6%
Consumer Staples                    6%
Energy                              6%
Service Industries                  6%
Metals & Minerals                   4%
Other                              10%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

A new investment theme has prompted
the buying of "Utility Winners"--utilities best positioned to prosper in a deregulated environment.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(17% OF PORTFOLIO)
--------------------------------------------------------------------------
 1.   NOVARITS AG
      Pharmaceutical company in Switzerland
 2.   CINERGY CORP.
      Holding company of electrical utilities in the United States
 3.   VEBA AG
      Electric utility, distributor of oil and chemicals in Germany
 4.   RWE AG
      Producer and marketer of petroleum and chemical products in Germany
 5.   UNILEVER PLC
      Manufacturer of branded and packaged consumer goods, food, detergents and personal care products in the United Kingdom
 6.   INTERNATIONAL BUSINESS MACHINES CORP.
      Principal manufacturer and servicer of business and computing machines in the United States
 7.   ASSURANCES GENERALES DE FRANCE
      Markets health, life, and liability insurance in France
 8.   ELECTRONIC DATA SYSTEMS CORP.
      Provider of information technology services in the United States
 9.   BAYERISCHE VEREINSBANK A.G.
      Commercial bank in Germany
10.   MBIA INC.
      Insurer of municipal bonds in the United States

Top holdings include a number of
European companies that should
successfully weather deflationary
pressures.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                             5 - Scudder Global Fund

                         Portfolio Management Discussion
Dear Shareholders,

The second half of 1997 was a period of diverging returns for the global markets, with Scudder Global Fund returning 0.28% for the six-month period ended December 31, 1997. The Fund's benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World Index, returned 0.32% for the same period.

Shareholders should note, however, that the first half of 1997 provided a more favorable investment environment that contributed to the Fund's strong 12-month return of 17.24%, compared with the MSCI World Index's return of 15.75% for the same period.

                               Market Environment

Despite substantial 12-month gains in U.S. and European markets, world markets ended 1997 focused on the Asian financial crisis.

In the United States, low inflation and rising corporate profits boosted the S&P 500 Index to its third consecutive year of 20%+ gains. These gains, however, did not come without increased volatility. Stocks declined in the first quarter as the Federal Reserve raised short-term rates and transmitted its inflation worries to the market. In October, an attack on Hong Kong's currency peg -- precipitated by crises in other Asian nations -- led the market to decline by 7%. However, once Hong Kong fended off speculative attacks on its currency, the U.S. market found support from a positive aspect of deflation fears: a decline in U.S. long bond yields, which fell from 6.4% to 5.9% over the year. Pre-announcements of earnings disappointments -- some tied to Asia -- curbed enthusiasm late in the fourth quarter, and utilities staged a significant rally as investors searched for stocks shielded from deflation.

European markets were carried upwards in 1997, propelled by continued restructuring and takeover activity. Fears of a delay in European Monetary Union
(EMU) implementation and German interest rate increases shook European stock markets early in the third quarter, but the region managed to recover. Toward year-end, the flat performance of the European market masked sharp divergences between individual sectors. Insurers and banks staged a strong rally on the strength of takeover activity such as the purchase of France's AGF by the German insurer Allianz. Meanwhile, capital goods and commodities exporters slumped due to fears over price competition originating in Asia.

Southeast Asian markets, already experiencing a tough year, fell into financial crises in the third quarter, as strong currency devaluations originating in Thailand spread to Malaysia, Indonesia, the Philippines and South Korea. Adding to the currency problems were fears that the problems experienced by the region were structural in nature (over-indebtedness, over-building) and likely to result in slower medium-term growth. Japan experienced several high-profile bankruptcies, calling into question the health of the financial system and further accelerating the regional credit crunch. Korea, which skirted a potential default on its external debt with the help of an International Monetary Fund (IMF) bailout package, fell by 64.5% in the fourth quarter.


                             6 - Scudder Global Fund

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:


  World Stock Market Returns
  6 months as of December 31, 1997

  ----------------------------------------------------------
                   Italy                       21.81%
                   Denmark                     18.41
                   Mexico                      17.76
                   U.K.                        12.26
                   U.S.                        10.38
                   Switzerland                  9.84
                   Germany                      6.71
                   Spain                        3.89
                   Netherlands                  3.12
                   France                       2.55
                   Norway                       0.63
                   Finland                     -0.15
                   Sweden                      -1.46
                   Czech Republic              -2.89
                   Australia                  -15.68
                   Brazil                     -17.37
                   Japan                      -30.02
                   Hong Kong                  -30.11
                   Singapore                  -36.20
                   Philippines                -57.64
                   Thailand                   -63.85
                   Malaysia                   -63.94
                   Korea                      -70.14
                   Indonesia                  -75.57

Source: Morgan Stanley Capital International indices in U.S. dollars.


On December 31, 1997, the portfolio was 50% invested in Europe, 25% in the United States, 5% in Asia/Pacific (excluding Japan), and 20% in Latin America, Japan, Canada, and other countries. Over the 12 months we introduced a new investment theme and made minor reallocations between existing themes. Cash remains at roughly 5% of the portfolio as we continue, in the midst of increasingly volatile markets, to search for good stocks at the best possible valuations. Given the outlook for global deflation, bonds comprise roughly 14% of the portfolio. This asset mix is not the result of an asset-allocation decision, but rather a product of our thematic approach. Bonds currently embody many of the thematic attributes that we are looking for in equities and have helped us implement new ideas more effectively.

A theme we call "Secure Streams of Income," which we have been developing during the past six months, was introduced in the fourth quarter. The baby-boomer cohort is edging closer to retirement age. As their need for secure retirement income rises, so does their preference for yield (i.e. bonds and utility stocks) over growth. Since the supply of bonds and regulated utilities is falling (due to shrinking deficits and deregulation) the valuation of these instruments should rise. Therefore, we have been buying what we call "Utility Winners" -- those utilities best positioned to prosper in a deregulated environment.

Working hand-in-hand with the build-up of our "Secure Streams of Income" theme has been the reduction of our capital goods exposure through holdings of "Global Oligopolists" and restructuring beneficiaries. While the thematic thinking for

                             7 - Scudder Global Fund
these companies has not changed, we are looking to avoid the negative effects that the Asian crisis may have on the demand for these firms' products.

In the past we have discussed our interest in the changes taking place in Japan. However, we remain unconvinced that Japanese companies will undertake restructuring unless a crisis -- such as that brewing in the financial sector -- forces them to do so. Recent turmoil in the region may present the opportunity to purchase these companies at more attractive valuations than exist today.

We responded to the current Asian crisis by changing the composition of the Fund's emerging markets holdings, an area that we believe has a strong long-term outlook. We sold the majority of our Korean holdings in the second quarter and reduced our Brazilian holdings in the third. Therefore, we were able to take small positions in several Hong Kong stocks at reasonable valuations when the Hang Seng crash occurred in late October.

                                     Outlook

Looking ahead, the impact of the Asian crisis on equity valuations still remains the big question mark. The deepening of Japan's financial problems raises the possibility that most, if not all, of Asia is falling into a spiral of slow growth and competitive devaluations. What impact will this have on valuations elsewhere? In the United States, deflation (a period of declining prices) is fast becoming part of consensus thinking, but nevertheless equity valuations continue to discount double-digit earnings growth. Whether or not U.S. corporations can meet expectations depends in large part on their ability to sustain the pace of cost-cutting -- a tall order after years of restructuring. In contrast, European corporations still have much restructuring ahead of them, and may be better able to weather deflationary pressures.

Going forward, as we introduce new themes in the portfolio and evaluate the relevance of existing themes, we will be keeping a watchful eye on Asia. The troubles in Asia may give us the clearest example yet of the challenges which exist in a truly global economy.

Sincerely,
Your Portfolio Management Team

/s/William E. Holzer       /s/Diego Espinosa

William E. Holzer          Diego Espinosa


/s/Nicholas Bratt

Nicholas Bratt



                            8 - Scudder Global Fund

                          Glossary of Investment Terms

 CURRENCY DEVALUATION             A significant decline of a currency's value
                                  relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For
                                  U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return.

 EXCHANGE RATE                    The price at which one country's currency is
                                  exchangeable for another currency. Currencies represent a store of value in the economic, political, and financial health of the home country. Changes in value add to or subtract from an investor's return.

 FUNDAMENTAL RESEARCH             Analysis of a company's financial statements
                                  to project future stock price changes.
                                  Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

 LIQUIDITY                        A stock that is liquid has enough shares
                                  outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.
                                  "Large-cap" stocks tend to be more liquid and less volatile, while "small-cap" stocks have greater potential earnings growth and are typically more volatile.

 TRANSPARENCY                     The degree to which investors can evaluate
                                  whether a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)


                            9 - Scudder Global Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                          Amount ($) (c)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5% to be repurchased at $69,102,945 on 1/2/98, collateralized by a $20,265,000 U.S. Treasury
  Note, 6.375%, 5/15/99 and a $48,057,000 U.S. Treasury Note, 6.25%, 3/31/99 (Cost                                ------------
  $69,078,000) ......................................................................         69,078,000            69,078,000
                                                                                                                  ------------
Bonds 14.3%
------------------------------------------------------------------------------------------------------------------------------
United Kingdom 3.0%
United Kingdom Treasury Bond, 8.5%, 7/16/07.........................................  GBP     21,798,000            41,169,911
United Kingdom Treasury Bond, 3.5%, 12/29/49........................................  GBP      6,014,200             5,460,334
                                                                                                                  ------------
                                                                                                                    46,630,245
                                                                                                                  ------------
United States 11.3%
U.S. Treasury Bond, 6.375%, 8/15/27 ................................................         122,755,000           129,468,471
U.S. Treasury STRIP (Principal only), 8/15/21.......................................         195,700,000            47,230,238
                                                                                                                  ------------
                                                                                                                   176,698,709
------------------------------------------------------------------------------------------------------------------------------
Total Bonds (Cost $213,634,022)                                                                                    223,328,954
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 81.3%
------------------------------------------------------------------------------------------------------------------------------
Argentina 1.1%
Electricidad Argentina S.A. "A"* (ADS) (Electric utility) (b).......................             253,143             3,544,002
YPF S.A. "D" (ADR) (Petroleum company)..............................................             422,300            14,437,381
                                                                                                                  ------------
                                                                                                                    17,981,383
                                                                                                                  ------------

Australia 1.9%
Coca Cola Amatil Ltd. (Soft drink bottler and distributor)..........................             792,228             5,920,291
Foster's Brewing Group, Ltd. (Leading brewery)......................................           3,682,700             7,008,582
Woodside Petroleum, Ltd. (Major oil and gas producer)...............................           2,372,100            16,727,891
                                                                                                                  ------------
                                                                                                                    29,656,764
                                                                                                                  ------------

Austria 0.4%
Flughafen Wien AG (Operator of terminals and facilities at Vienna
  International Airport)............................................................             146,900             5,838,087
                                                                                                                  ------------
Bermuda 1.3%
EXEL, Ltd. (ADR) (Provider of liability insurance)..................................             142,700             9,043,613
Mid Ocean, Ltd. (Property and casualty insurance company)...........................             209,050            11,340,963
                                                                                                                  ------------
                                                                                                                    20,384,576
                                                                                                                  ------------
Brazil 2.2%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp).....................             605,400             8,702,625
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor)..........          16,940,000            11,383,894
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex)...........             621,200            12,328,820

     The accompanying notes are an integral part of the financial statements.


                            10 - Scudder Global Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel manufacturer)...............              328,610             1,943,305
                                                                                                                  ------------
                                                                                                                    34,358,644
                                                                                                                  ------------

Canada 2.6%
BCE, Inc. (Telecommunication services)............................................               235,000             7,835,800
Canadian National Railway Co. (Major railroad operator)...........................               261,400            12,310,430
Canadian Pacific, Ltd. (Ord.) (Transportation and natural resource)...............               492,656            13,272,633
Molson Cos., Ltd. "A" (Brewery)...................................................               426,600             7,627,186
                                                                                                                  ------------
                                                                                                                    41,046,049
                                                                                                                  ------------
China 0.8%
American Standard China "B"* (Plumbing products) (b)..............................                   526             5,260,000
Huaneng Power International, Inc. Series N* (ADR) (Developer and operator.........
 of large coal-fired power plants)................................................               319,300             7,403,769
                                                                                                                  ------------
                                                                                                                    12,663,769
                                                                                                                  ------------
France 3.1%
Assurances Generales de France (Markets health, life, and liability insurance)....               486,369            25,764,630
Michelin "B" (Leading tire manufacturer)..........................................               249,063            12,535,895
                                                                                                                  ------------
Schneider S.A. (Manufacturer of electronic components and automated
  manufacturing systems)..........................................................               200,480            10,883,200
                                                                                                                  ------------
                                                                                                                    49,183,725
                                                                                                                  ------------

Germany 15.4%
Allianz AG (Multi-line insurance company).........................................                63,483            16,444,179
BASF AG (Leading international chemical producer).................................               424,799            15,053,328
Bayer AG (Leading chemical producer)..............................................               368,442            13,762,814
Bayerische Vereinsbank AG (Commercial bank).......................................               372,404            24,364,620
Commerzbank AG (Worldwide multi-service bank).....................................               251,616             9,902,397
Deutsche Telekom AG (Telecommunication services)..................................               329,341             6,196,883
Deutsche Telekom AG (ADR).........................................................               241,700             4,501,663
Heidelberger Druckmaschinen (Manufacturer of printing machinery)..................                63,043             3,469,292
Hoechst AG (Chemical producer)....................................................               512,301            17,940,502
Munich Reinsurance AG* (Insurance company)........................................                45,747            17,240,948
Muenchener Rueckversicherungs-Gesellschaft AG* (Insurance company)................                20,234             4,667,654
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products)..........               686,135            28,986,248
SAP AG (pfd.) (Computer software manufacturer)....................................                64,506            21,101,601
Schering AG (Pharmaceutical and chemical producer)................................               145,918            14,072,692
VEBA AG (Electric utility, distributor of oil and chemicals)......................               430,095            29,286,625
VIAG AG (Provider of electrical power and natural gas services, aluminum
  products, chemicals, ceramics and glass)........................................                26,455            14,249,525
                                                                                                                  ------------
                                                                                                                   241,240,971
                                                                                                                  ------------

     The accompanying notes are an integral part of the financial statements.


                            11 - Scudder Global Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Ghana 0.2%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer)........................               315,597             2,366,978

Hong Kong 1.9%
Cheung Kong Holdings, Ltd. (Real estate company)..................................               648,000             4,243,902
Citic Pacific, Ltd. (Diversified holding company).................................               915,000             3,648,664
Hutchison Whampoa, Ltd. (Container terminal and real estate company)..............             1,795,000            11,234,675
Kerry Properties, Ltd. (Real estate company)......................................             4,165,495             6,880,673
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ......             1,235,000             4,271,261
                                                                                                                  ------------
                                                                                                                    30,279,175
                                                                                                                  ------------
Hungary 0.3%
First Hungary Fund "A"* (Investment company)......................................                 3,619             4,161,850
                                                                                                                  ------------
Italy 0.8%
Istituto Nazionale delle Assicurazione (Insurance company)........................             6,490,800            13,154,052
                                                                                                                  ------------
Japan 6.7%
Canon Inc. (Leading producer of visual image and information equipment)...........               546,000            12,714,209
Daiwa Securities Co., Ltd. (Brokerage and other financial services)...............             1,451,000             5,001,532
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of
  consumer electronic products)...................................................               788,000            11,528,763
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment,
  machinery parts)................................................................             1,024,000            10,981,233
Nichiei Co., Ltd. (Finance company for small and medium-sized firms)..............               156,500            16,662,964
Nomura Securities Co., Ltd. (Financial advisor, securities broker and
  underwriter)....................................................................             1,182,000            15,753,964
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms).......                29,800             9,084,948
Sony Corp. (Consumer electronic products manufacturer)............................               144,000            12,795,098
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company)..             1,427,000             4,700,192
The Nichido Fire & Marine Insurance Co., Ltd. (Property and casualty insurance
  company)........................................................................             1,005,000             5,234,776
                                                                                                                  ------------
                                                                                                                   104,457,679
                                                                                                                  ------------

Korea 0.3%
Samsung Display Devices Company (Leading manufacturer of CRT and picture tubes)...                89,569             1,690,978
Samsung Electronics Co., Ltd.* (Voting GDR) (Major electronics manufacturer)......                21,831               338,381
Samsung Electronics Co., Ltd.* (Non-voting GDS)...................................               348,698             1,961,426
                                                                                                                  ------------
                                                                                                                     3,990,785
                                                                                                                  ------------
Netherlands 1.9%
AEGON Insurance Group NV (Insurance company)......................................               150,392            13,387,462
ING Groep NV (Insurance and financial services)...................................               240,315            10,121,271
Philips Electronics NV (Leading manufacturer of electrical equipment).............               103,000             6,176,851
                                                                                                                  ------------
                                                                                                                    29,685,584
                                                                                                                  ------------

     The accompanying notes are an integral part of the financial statements.


                            12 - Scudder Global Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
South Africa 1.4%
Anglo American Platinum Corp., Ltd. (ADR) (Leading platinum producer).............                79,586             1,078,390
Impala Platinum Holdings (ADR) (Leading platinum producer)........................               468,500             4,263,350
Sasol, Ltd. (Coal mining and processing, crude oil exploration and
  refining, petrochemical production).............................................               921,600             9,658,194
South African Breweries (Brewery).................................................               288,434             7,112,315
                                                                                                                  ------------
                                                                                                                    22,112,249
                                                                                                                  ------------
Sweden 2.2%
Astra AB "A" (Free) (Pharmaceutical company)......................................               713,233            12,353,505
SKF AB "B" (Free) (Manufacturer of roller bearings)...............................                91,700             1,952,145
Skandia Foersaekrings AB (Free) (Financial conglomerate)..........................               431,000            20,332,237
                                                                                                                  ------------
                                                                                                                    34,637,887
                                                                                                                  ------------
Switzerland 6.8%
Ciba Specialty Chemical (Registered)* (Manufacturer of chemical products for
  plastics, coatings, fibers and fabrics).........................................               161,271            19,200,242
Clariant AG (Registered) (Manufacturer of color chemicals)........................                20,593            17,190,188
Credit Suisse Group (Registered) (Provider of bank services, management
  services and life insurance)....................................................               126,780            19,604,707
Novartis AG (Registered) (Pharmaceutical company).................................                19,095            30,964,865
Swiss Reinsurance (Registered) (Life, accident and health insurance company)......                10,774            20,139,971
                                                                                                                  ------------
                                                                                                                   107,099,973
                                                                                                                  ------------
United Kingdom 10.0%
BOC Group PLC (Producer of industrial gases) .....................................             1,056,541            17,369,442
Carlton Communications PLC (Television post production products and services) ....             2,434,800            18,794,319
General Electric Co., PLC (Manufacturer of power, communications and
  defense equipment and  other various electrical components) ....................             3,243,400            21,014,205
National Grid Group PLC (Electric transmission system in England and Wales) ......             3,075,200            14,596,094
Norwich Union PLC* (Multi-line insurance company) ................................               488,500             2,928,350
PowerGen PLC (Electric utility) ..................................................               720,030             9,365,721
RTZ Corp., PLC (Mining and finance company) ......................................               510,530             6,292,705
Reuters Holdings PLC (International news agency) .................................             1,037,000            11,325,721
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ..............             2,152,100            15,092,312
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ...             1,207,806            12,447,334
Unilever PLC (Manufacturer of consumer goods, food, and personal care products) ..             3,298,800            28,372,918
                                                                                                                  ------------
                                                                                                                   157,599,121
                                                                                                                  ------------

     The accompanying notes are an integral part of the financial statements.


                            13 - Scudder Global Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
United States 20.0%
Advanced Micro Devices Inc.* (Manufacturer of semiconductors and integrated
   circuits) .....................................................................               557,000             9,991,188
Biogen Inc.* (Biotechnology research and development) ............................               143,820             5,231,453
Boeing Co. (Manufacturer of jet airplanes) .......................................               184,800             9,043,650
Boston Scientific Corp.* (Developer and producer of medical devices) .............               165,000             7,569,375
CINergy Corp. (Holding company of electrical utilities in Ohio, Indiana
   and Kentucky) .................................................................               769,200            29,469,975
Charles Schwab Corp. (Discount brokerage services.) ..............................               167,650             7,030,822
Chiron Corp. (Developer of therapeutic and diagnostic products) ..................               120,100             2,041,700
Duke Energy Corp. (Electric utility in the Carolinas) ............................               165,400             9,159,025
Electronic Data Systems Corp. (Provider of information technology services) ......               561,000            24,648,938
Enron Corp. (Major natural gas pipeline system) ..................................               333,200            13,848,625
Entergy Corp. (Holding company for five southern electric utilities) .............               240,100             7,187,994
First Data Corp. (Credit-card processing services) ...............................               425,200            12,437,100
Guidant Corp. (Developer and manufacturer of products used in minimally
   invasive surgery) .............................................................               194,800            12,126,300
International Business Machines Corp. (Principal manufacturer and servicer of
   business and  computing machines) .............................................               253,640            26,521,233
MBIA Inc. (Insurer of municipal bonds) ...........................................               353,500            23,618,219
Newmont Mining Corp. (International gold exploration and mining company) .........               221,700             6,512,438
Parametric Technology Corp.* (Mechanical design software producer) ...............               264,700            12,540,163
Praxair Inc. (Producer of industrial gases and specialized coatings) .............               325,900            14,665,500
Sabre Group Holdings Inc.* (Travel reservation system provider) ..................               346,200             9,996,525
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
   services) .....................................................................                81,600             3,136,500
Stillwater Mining Co.* (Exploration and development of mines in Montana
   producing platinum, palladium and associated metals) ..........................               472,900             7,921,075
Tele-Communications Inc. "A" (New)* (Cable TV systems and microwave services) ....                72,600             2,028,263
Tele-Communications International, Inc. "A"* (Telecommunication and broadband
   cable television  services) ...................................................               234,200             4,215,600
Toys "R" Us Inc.* (Discount toy supermarts) ......................................               232,700             7,315,506
UNUM Corp. (Provider of disability, health and life insurance and group
   pension products) .............................................................               198,400            10,788,000
US Airways Group, Inc.* (Major airline) ..........................................               344,000            21,500,000
Williams Cos., Inc. (Gas pipeline operator, petroleum producer) ..................               487,600            13,835,650
                                                                                                                  ------------
                                                                                                                   314,380,817
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $966,200,812)                                                                          1,276,280,118
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,248,912,834) (a)                                                   1,568,687,072
------------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.


                            14 - Scudder Global Fund

--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $1,260,710,420. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $307,976,652. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $376,984,886 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $69,008,234.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $8,804,002 (.56% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $9,690,003. These securities may also have certain restrictions as to resale.

(c)   Principal amount is stated in U.S. dollars unless otherwise noted.

      Currency Abbreviations:
      GBP      British Pounds

     The accompanying notes are an integral part of the financial statements.


                            15 - Scudder Global Fund

                              Financial Statements
                       Statement of Assets and Liabilities

                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,248,912,834) ...........       $1,568,687,072
                 Cash ..............................................................              731,709
                 Receivable for investments sold ...................................            1,825,004
                 Receivable for Fund shares sold ...................................            7,644,788
                 Dividends and interest receivable .................................            5,734,482
                 Foreign taxes recoverable .........................................              407,064
                 Unrealized appreciation on forward currency exchange contracts ....              524,318
                 Other assets ......................................................               21,054
                                                                                          ----------------
                 Total assets                                                               1,585,575,491
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .................................            8,647,753
                 Payable for Fund shares redeemed ..................................            8,769,649
                 Unrealized depreciation on forward currency exchange contracts ....            1,945,396
                 Accrued management fee ............................................            1,298,100
                 Other payables and accrued expenses ...............................              801,638
                                                                                          ----------------
                 Total liabilities .................................................           21,462,536
                ------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,564,112,955
                ------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distribution in excess of net investment income .......          (15,997,572)
                 Net unrealized appreciation (depreciation) on:
                    Investments ....................................................          319,774,238
                    Foreign currency related transactions ..........................          (1,429,470)
                 Accumulated net realized gain .....................................           54,078,360
                 Paid-in capital ...................................................        1,207,687,399
                ------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,564,112,955
                ------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,564,112,955 / 55,298,961 shares of capital stock
                    outstanding, $.01 par value, 100,000,000 shares                       ----------------
                    authorized) ....................................................               $28.28
                                                                                          ----------------

     The accompanying notes are an integral part of the financial statements.


                            16 - Scudder Global Fund

                             Statement of Operations
                       six months ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of withholding taxes of $845,121) ..................        $  7,752,854
                 Interest ..........................................................           6,400,345
                                                                                          -----------------
                                                                                              14,153,199
                                                                                          -----------------
                 Expenses:
                 Management fee ....................................................           7,663,606
                 Services to shareholders ..........................................           2,022,896
                 Custodian and accounting fees .....................................             790,648
                 Directors' fees ...................................................              31,648
                 Reports to shareholders ...........................................             164,496
                 Legal .............................................................              27,232
                 Auditing ..........................................................              51,336
                 Registration fees .................................................              17,296
                 Other .............................................................              68,755
                                                                                          -----------------
                                                                                              10,837,913
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         3,315,286
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .......................................................         142,833,684
                 Foreign currency related transactions .............................          12,846,813
                                                                                          -----------------
                                                                                             155,680,497
                                                                                          -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .......................................................        (148,945,430)
                 Foreign currency related transactions .............................          (5,639,569)
                                                                                          -----------------
                                                                                            (154,584,999)
                -------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                           1,095,498
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  4,410,784
                -------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.


                            17 - Scudder Global Fund

                       Statements of Changes in Net Assets

                                                                                    Six Months
                                                                                       Ended          Year Ended
                                                                                    December 31,        June 30,
Increase (Decrease) in Net Assets                                                       1997              1997
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ......................................     $    3,315,286    $    8,405,280
                 Net realized gain from investment transactions .............        155,680,497       149,183,592
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ...............       (154,584,999)      167,660,881
                                                                                 ----------------  ----------------
                 Net increase in net assets resulting from operations .......          4,410,784       325,249,753
                                                                                 ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ......................................        (41,122,886)      (13,198,024)
                                                                                 ----------------  ----------------
                 Net realized gains from investment transactions ............       (214,025,939)      (72,385,950)
                                                                                 ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................        261,453,087       286,843,471
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions ..............................        242,394,549        80,805,423
                 Cost of shares redeemed ....................................       (293,462,410)     (370,563,589)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ............................................        210,385,226        (2,914,695)
                                                                                 ----------------  ----------------
                 Increase (decrease) in net assets ..........................        (40,352,815)      236,751,084
                 Net assets at beginning of period ..........................      1,604,465,770     1,367,714,686
                 Net assets at end of period (including accumulated
                    distribution in excess of net investment income of
                    $15,997,572 and undistributed net investment                 ----------------  ----------------
                    income of $21,810,028) ..................................     $1,564,112,955    $1,604,465,770
                                                                                 ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase in Fund shares
                 Shares outstanding at beginning of period ..................         47,646,208        47,606,518
                                                                                 ----------------  ----------------
                 Shares sold ................................................          7,811,450         9,673,152
                 Shares issued to shareholders in reinvestment of
                    distributions ...........................................          8,610,819         2,905,119
                 Shares redeemed ............................................         (8,769,516)      (12,538,581)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in Fund shares .....................          7,652,753            39,690
                                                                                 ----------------  ----------------
                 Shares outstanding at end of period ........................         55,298,961        47,646,208
                                                                                 ----------------  ----------------


     The accompanying notes are an integral part of the financial statements.


                            18 - Scudder Global Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                           Six Months
                             Ended                                         Years Ended June 30,
                          December 31,
                             1997(a)    1997(a)     1996        1995      1994(a)    1993
----------------------------------------------------------------------------------------------
Net asset value,
  beginning                 ------------------------------------------------------------------
  of period .............    $33.67     $28.73      $25.64     $23.93     $21.63     $19.56
Income from investment      ------------------------------------------------------------------
  operations:
Net investment income ...       .07        .17         .24        .25        .23        .15
Net realized and
  unrealized gain (loss)
  on investments ........        --       6.58        3.94       1.91       2.57       2.42
Total from investment       ------------------------------------------------------------------
  operations ............       .07       6.75        4.18       2.16       2.80       2.57
                            ------------------------------------------------------------------
Less distributions from:
Net investment income ...      (.88)      (.28)       (.25)      (.11)      (.24)      (.16)
Net realized gains from
  investment
  transactions ..........     (4.58)     (1.53)       (.84)      (.34)      (.26)      (.34)
                            ------------------------------------------------------------------
Total distributions .....     (5.46)     (1.81)      (1.09)      (.45)      (.50)      (.50)
                            ------------------------------------------------------------------
Net asset value, end of     ------------------------------------------------------------------
  period ................    $28.28     $33.67      $28.73     $25.64     $23.93     $21.63
----------------------------------------------------------------------------------------------
Total Return (%) ........       .28**    24.91       16.65       9.11      12.99      13.45
Ratios and Supplemental
  Data
Net assets, end of period
  ($ millions) ..........     1,564      1,604       1,368      1,168      1,096        577
Ratio of operating
  expenses to average
  daily net assets (%) ..      1.33*      1.37        1.34       1.38       1.45       1.48
Ratio of net investment
  income to average daily
  net assets (%) ........       .21(e)     .59         .84       1.03        .97        .90
Portfolio turnover
  rate (%) ..............      72.3*      40.5        29.1       44.4       59.7       64.9
Average commission rate
  paid (b) ..............    $.0061     $.0007      $.0272         --         --         --


                            1992       1991       1990       1989      1988
-----------------------------------------------------------------------------
Net asset value,
  beginning                --------------------------------------------------
  of period .............   $18.06     $20.36     $17.64    $14.47     $15.42
Income from investment     --------------------------------------------------
  operations:
Net investment income ...      .19        .40        .19       .19        .18
Net realized and
  unrealized gain (loss)
  on investments ........     2.28      (1.50)      3.28      3.20       (.82)
Total from investment      --------------------------------------------------
  operations ............     2.47      (1.10)      3.47      3.39       (.64)
Less distributions from:   --------------------------------------------------
Net investment income ...     (.31)      (.37)      (.20)     (.14)      (.06)
Net realized gains from
  investment
  transactions ..........     (.66)      (.83)      (.55)     (.08)      (.25)
                           --------------------------------------------------
Total distributions .....     (.97)     (1.20)      (.75)     (.22)      (.31)
                           --------------------------------------------------
Net asset value, end of    --------------------------------------------------
  period ................   $19.56     $18.06     $20.36    $17.64     $14.47
-----------------------------------------------------------------------------
Total Return (%) ........    14.09      (5.20)     20.00     23.90      (4.45)
Ratios and Supplemental
  Data
Net assets, end of period
  ($ millions) ..........      371        268        257        91         81
Ratio of operating
  expenses to average
  daily net assets (%) ..     1.59       1.70       1.81      1.98       1.71(c)
Ratio of net investment
  income to average daily
  net assets (%) ........     1.09       2.21       1.77      1.22       1.23
Portfolio turnover
  rate (%) ..............     44.6       85.0(d)    38.3      30.7       53.8
Average commission rate
  paid (b) ..............       --         --         --        --         --

(a) Per share amounts have been calculated using weighted average shares outstanding.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.
(c) The Adviser absorbed a portion of the Fund's expenses exclusive of management fees; the ratio of operating expenses before expense reductions, to average daily net assets was 1.91%.
(d) The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.
(e) The ratio for the six months ended December 31, 1997 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*     Annualized
**    Not annualized


                            19 - Scudder Global Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Scudder Global Fund, Inc., a Maryland corporation (the "Corporation") registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                            20 - Scudder Global Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.


                            21 - Scudder Global Fund

                      B. Purchases and Sales of Securities

For the six months ended December 30, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $367,654,138 and $515,452,940, respectively. Purchases and sales of U.S. Government obligations aggregated $201,632,151 and $31,339,625, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such assets, 0.90% of such assets in excess of $1,000,000,000 and effective September 1, 1997, .85% on such net assets in excess of $1,500,000,000 computed and accrued daily and payable monthly. For the six months ended December 31, 1997, the fee pursuant to the agreements amounted to $7,663,606, which was equivalent to an annualized effective rate of .94% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $1,272,584 charged to the Fund by SSC during the six months ended December 31, 1997, of which $209,998 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by STC aggregated $544,529, of which $94,349 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $299,762, of which $50,356 is unpaid at December 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1997, Trustees' fees and expenses aggregated $31,648.


                            22 - Scudder Global Fund

                                 D. Commitments

As of December 31, 1997, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $1,421,078.

                                                                                                Net Unrealized
                                                                                                 Appreciation
            Contracts to Deliver                  In Exchange For              Settlement       (Depreciation)
                                                                                  Date              (U.S.$)
      ---------------------------------   ---------------------------------   ------------   --------------------
      Deutsche Marks       115,911,495    U.S. Dollars          63,827,916      1/30/98            (701,377)
      Deutsche Marks        47,325,548    U.S. Dollars          25,700,852      2/17/98            (672,332)
      French Francs        549,850,500    U.S. Dollars          91,098,197      3/09/98            (571,687)
      Japanese Yen       6,899,310,000    U.S. Dollars          54,000,000      3/26/98             524,318
                                                                                                 ----------
                                                                                                 (1,421,078)
                                                                                                 ==========

                               E. Lines of Credit

The Fund and several affiliated funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                            23 - Scudder Global Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Fund including the investment portfolio, as of December 31, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended, and for the year ended June 30, 1997, and the financial highlights for the six months ended December 31, 1997, and for each of the ten years in the period ended June 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Fund as of December 31, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended June 30, 1997, and the financial highlights for the six months ended December 31, 1997, and for each of the ten years in the period ended June 30, 1997, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 6, 1998


                            24 - Scudder Global Fund

                                 Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                            25 - Scudder Global Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Global Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.

                                                   Number of Votes:
                                                   ----------------

              Director                      For                      Withheld
              --------                      ---                      --------

 Paul Bancroft III                       24,274,604                 1,184,578

 Sheryle J. Bolton                       24,246,437                 1,212,745

 William T. Burgin                       24,274,496                 1,184,686

 Thomas J. Devine                        24,253,549                 1,205,633

 Keith R. Fox                            24,260,331                 1,198,851

 William H. Gleysteen, Jr.               24,258,609                 1,200,573

 William H. Luers                        24,273,712                 1,185,470

 Daniel Pierce                           24,246,891                 1,212,291

 Kathryn L. Quirk                        24,254,376                 1,204,806


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For            Against           Abstain         Broker Non-Votes*
         ---            -------           -------         -----------------

      23,598,848        961,207           899,127              851,295

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997).

                                Number of Votes:
                                ----------------

         For            Against            Abstain         Broker Non-Votes*
         ---            -------            -------         -----------------

      24,535,366       2,430,015          1,666,199             857,733

                            26 - Scudder Global Fund

4. To approve the revision of certain fundamental investment policies.


                                                                        Number of Votes:
                                                                        ----------------
                                                                                                       Broker
            Fundamental Policies                    For             Against          Abstain         Non-Votes*
            --------------------                    ---             -------          -------         ----------


       4.1  Diversification                     21,401,748         1,580,946        1,625,193          851,295

       4.2  Borrowing                           21,206,836         1,778,067        1,622,984          851,295

       4.3  Senior securities                   21,363,910         1,619,461        1,624,516          851,295

       4.4  Purchase of physical commodities
                                                21,316,910         1,664,369        1,626,608          851,295

       4.5  Concentration                       21,342,422         1,632,999        1,632,466          851,295

       4.6  Underwriting of securities          21,370,905         1,603,350        1,633,632          851,295

       4.7  Investment in real estate           21,362,833         1,438,745        1,806,309          851,295

       4.8  Lending                             21,321,846         1,465,905        1,820,136          851,295

5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                 Number of Votes:
                                 ----------------

            For                       Against                    Abstain
            ---                       -------                    -------

         23,887,783                   384,499                   1,186,900

                            27 - Scudder Global Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

William E. Holzer*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

Nicholas Bratt*
Director

William T. Burgin*
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.

                            28 - Scudder Global Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                            29 - Scudder Global Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            30 - Scudder Global Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                            31 - Scudder Global Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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